Income taxes (Details 2) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Tax loss carryforwards	$ 83,394	$ 80,963
Research and development deductions and investment tax credits	27,168	27,709
Tax values of depreciable assets in excess of accounting values	3,008	3,230
Share issue costs and other	1,230	1,413
Total deferred tax assets	114,800	113,315
Valuation allowance	(114,480)	(112,855)
Net deferred tax assets	$ 320	$ 460